EXHIBIT 7.2

                            AGREEMENT OF JOINT FILING

     Each of MHR Capital Partners LP, MRL Partners LP, OTT LLC, MHR Advisors LLC and Mark H. Rachesky, M.D. agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Dated: July 9, 1999

                                    MHR CAPITAL PARTNERS LP


                                    By: MHR Advisors LLC, its General Partner


                                        By: /s/ Mark H. Rachesky
                                           -------------------------------
                                        MARK H. RACHESKY, M.D.
                                        Managing Member


                                    MLR PARTNERS LP


                                    By: MHR Advisors LLC, its General Partner


                                        By: /s/ Mark H. Rachesky
                                           -------------------------------
                                        MARK H. RACHESKY, M.D.
                                        Managing Member


                                    OTT LLC


                                    By: /s/ Mark H. Rachesky
                                       -------------------------------
                                    MARK H. RACHESKY, M.D.
                                    Managing Member


                                    MHR ADVISORS LLC


                                    By: /s/ Mark H. Rachesky
                                       -------------------------------
                                    MARK H. RACHESKY, M.D.
                                    Managing Member


                                    MARK H. RACHESKY, M.D.


                                     /s/ Mark H. Rachesky
                                    -----------------------------